UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 12, 2013

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 12, 2013, First Merchants Corporation (“First Merchants”) completed its acquisition of all of the assets of CFS Bancorp, Inc. (“CFS”) through the merger of CFS with and into First Merchants (the “Merger”). The Merger was consummated pursuant to the Agreement of Reorganization and Merger dated May 13, 2013 (the “Merger Agreement”) between First Merchants and CFS. As a result of the Merger, CFS’ separate corporate existence ceased and First Merchants continued as the surviving corporation. Immediately following the Merger, Citizens Financial Bank, a wholly owned subsidiary of CFS, merged with and into First Merchants Bank, National Association, a wholly owned subsidiary of First Merchants, with First Merchants Bank, National Association surviving the merger and continuing its corporate existence under its current name.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On November 12, 2013, we filed a Current Report on Form 8-K (the “Original Report”) announcing the completion of the acquisition of CFS. This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of CFS described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.
Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this amended Current Report on Form 8-K. The audited financial statements of CFS as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 as well as the accompanying notes thereto are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of CFS as of June 30, 2013 and for the three months ended June 30, 2013 and June 30, 2012 and for the six months ended June 30, 2013 and June 30, 2012 as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined consolidated condensed financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.            Description of Exhibit

23.1	Consent of Independent Certified Public Accountant.

99.1
Audited financial statements of CFS as of December 31, 2012 and December 31, 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 (incorporated by reference to CFS’ Annual Report on Form 10-K filed on March 4, 2013).

99.2
Unaudited financial statements of CFS as of June 30, 2013 and for the three months ended June 30, 2013 and June 30, 2012 and for the six months ended June 30, 2013 and June 30, 2012 (incorporated by reference to CFS’ Quarterly Report on Form 10-Q filed on August 12, 2013).

99.3	Unaudited pro forma combined consolidated condensed financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 28, 2014

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer